UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

First Business Financial Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Notice of Annual Meeting and Annual Report on Form 10-K are available at: www.envisionreports.com/FBIZ www.envisionreports.com/FBIZ Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FBIZ. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future MMMMMMMMMMMM C 1234567890 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM 000001 MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/FBIZ ADD 2 or scan the QR code — login details are located ADD 3 in the shaded bar below. ADD 4 ADD 5 ADD 6 First Business Financial Services, Inc. Annual Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the First Business Financial Services, Inc. Annual Shareholder Meeting to be Held on April 25, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2025 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions on how to attend of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Notice of Annual Meeting and Annual Report on Form 10-K are available at: www.envisionreports.com/FBIZ www.envisionreports.com/FBIZ Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FBIZ. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 15, 2025 to facilitate timely delivery. 2NOT COY 043LLE
First Business Financial Services, Inc. Annual Shareholder Meeting Notice The 2025 Annual Meeting of Shareholders of First Business Financial Services, Inc. will be held on Friday, April 25, 2025 at 10:00 am CDT, virtually via the internet at: meetnow.global/MSP5G7T. To attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting, you must have your voter control number that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” the nominee listed in proposal one, “FOR” proposals two and four, and “1 YEAR” for proposal three. 1. Election of Class III Director: 01 - W. Kent Lorenz 2. To approve, in a non-binding shareholder advisory vote, the compensation of the Company’s named executive officers. 3. To approve, in a non-binding shareholder advisory vote, the frequency with which shareholders will vote on the compensation of the Company’s named executive offers. 4. To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Company is not currently aware of any such business. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the virtual meeting, please have this notice available for reference. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/FBIZ. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials First Business” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 15, 2025.

materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Notice of Annual Meeting and Annual Report on Form 10-K are available at: www.envisionreports.com/FBIZ www.envisionreports.com/FBIZ Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FBIZ. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 15, 2025 to facilitate timely delivery. 2NOT COY 043LLE are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Notice of Annual Meeting and Annual Report on Form 10-K are available at: www.envisionreports.com/FBIZ www.envisionreports.com/FBIZ Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FBIZ. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 15, 2025 to facilitate timely delivery. 2NOT COY 043LLE reverse side on or before April 15, 2025 to facilitate timely deli

Your Vote Counts! FIRST BUSINESS FINANCIAL SERVICES, INC. 2025 Annual Meeting Vote by April 24, 2025 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 30# Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# 1 OF 2 322,224148,294 You invested in FIRST BUSINESS FINANCIAL SERVICES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 25, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 25, 2025 10:00 AM CDT Virtually via the internet at: meetnow.global/MSP5G7T To access the virtual meeting, you must refer to the section of the Proxy statement. *If you choose to vote these shares in person at the meeting, you must request a legal proxy. To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1A W. Kent Lorenz For 2. To approve, in a non-binding shareholder advisory vote, the compensation of the Company's named executive officers. For 3. To approve, in a non-binding shareholder advisory vote, the frequency with which shareholders will vote on the compensation of the Company's named executive officers. Year 4. To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Under New York Stock Exchange rules, brokers may vote routine matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#

MMMMMMMMMMMM MMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2025 First Business Financial Services, Inc. Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• A Proposals — The Board of Directors recommends a vote “FOR” the nominee listed in proposal 1, “FOR” proposals 2 and 4, and “1 YEAR” on proposal 3. 1. Election of one Class III Director: For Withhold 01 -W. Kent Lorenz For Against Abstain 1 YR 2 YRS 3 YRS Abstain 3. To approve, in a non-binding shareholder advisory compensation of the Company’s named executive officers. 2. To approve, in a non-binding shareholder advisory vote, the vote, the frequency with which shareholders will vote on compensation of the Company’s named executive officers. 4. To ratify the appointment of Crowe LLP as the Company’s To consider and act upon such other business as may properly come independent registered public accounting firm for the fiscal before the meeting or any adjournment or postponement thereof. year ending December 31, 2025. The Company is not currently aware of any such business. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 642477 043LKE
The 2025 Annual Meeting of Shareholders of First Business Financial Services, Inc. will be held on Friday, April 25, 2025 at 10:00 am CDT, virtually via the Internet at meetnow.global/MSP5G7T. To attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting, you must have your voter control number. • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• First Business Financial Services, Inc. Notice of 2025 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — April 25, 2025 The undersigned appoints Lynn Ann Arians and Corey A. Chambas, and each or either of them, proxies of the undersigned, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of First Business Financial Services, Inc. (the “Company”) held of record by the undersigned at the close of business on February 18, 2025 at the Annual Meeting of Shareholders of the Company to be held on April 25, 2025 or any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote “FOR” the nominee listed in proposal one, “FOR” proposals two and four, and “1 YEAR” for proposal three. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)